JENNISONDRYDEN OPPORTUNITY FUNDS

Jennison Small Cap Opportunity Fund

Supplement dated June 4, 2009 to the Prospectus dated May 1, 2009

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At a recent Meeting of the Board of Trustees of JennisonDryden Opportunity Funds (the “Trust”), of which Jennison Small Cap Opportunity Fund (the “Fund”) is a series, the Board determined after consideration of various factors, including the Fund’s asset size and developments in the marketplace, that it was in the best interests of the Fund’s shareholders for the Fund to cease operations. Accordingly, the Board approved a proposal to liquidate all of the outstanding shares of the Fund.

The Fund will be liquidated on or about August 26, 2009 and the Fund’s transfer agent will make remittances to shareholders as soon as practicable thereafter.

Fund shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of MoneyMart Assets, Inc. to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of the Fund will be waived at the time of the liquidation. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

In preparation for the liquidation of the Fund, the Fund will be closed to most purchases (including automatic investment purchases) and exchanges on or about June 19, 2009. All costs associated with the liquidation will be borne by the Fund’s Investment Manager.

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